Exhibit 99.1

Aircastle Limited Enters into Merger Agreement with
Affiliates of Marubeni and Mizuho Leasing

STAMFORD, Conn., November 6, 2019 -- Aircastle Limited (NYSE: AYR) (“Aircastle”) announced today that it has entered into a definitive agreement to be acquired by a newly-formed entity controlled by affiliates of Marubeni Corporation (“Marubeni”) and Mizuho Leasing Company, Limited (“Mizuho Leasing”). Under the terms of the merger agreement, Aircastle shareholders will receive $32.00 in cash for each common share of Aircastle (other than shares already owned by Marubeni and its affiliates), representing a total valuation of approximately $2.4 billion, or approximately $7.4 billion including debt obligations to be assumed or refinanced net of cash.

“After a review of strategic alternatives by our Board of Directors, we are pleased to reach this agreement with Marubeni and Mizuho Leasing, which delivers tremendous value and immediate liquidity to our shareholders,” said Peter V. Ueberroth, Chairman of the Aircastle Board of Directors.

“We are excited to continue our partnership with Marubeni and Mizuho Leasing,” said Michael J. Inglese, Chief Executive Officer of Aircastle. “We believe this transaction will deliver significant value to our shareholders, and we look forward to working with Marubeni and Mizuho Leasing on the continued growth of the business.”

The cash consideration of $32.00 per share represents a 34% premium over Aircastle’s closing stock price on October 23, 2019, the last trading day prior to Aircastle’s public announcement that Aircastle was evaluating strategic alternatives, and a 41% premium over the volume weighted average share price during the 20 trading days ended October 23, 2019.

The transaction is subject to customary closing conditions, including approval by Aircastle’s shareholders and receipt of certain regulatory approvals, and is expected to close in the first half of 2020. Marubeni has agreed to vote the common shares of Aircastle that Marubeni and its affiliates beneficially own in favor of the transaction.

Given the pending transaction, Aircastle will not host a third quarter earnings call and will not release its third quarter financial results for the period ended September 30, 2019 until Aircastle files its third quarter Form 10-Q.

Citigroup Global Markets Inc. is acting as the exclusive financial advisor to Aircastle and Skadden, Arps, Slate, Meagher & Flom LLP and Conyers LLP are acting as Aircastle’s legal advisors.

About Aircastle Limited

Aircastle Limited acquires, leases and sells commercial jet aircraft to airlines throughout the world. As of September 30, 2019, Aircastle owned and managed on behalf of its joint ventures 277 aircraft leased to 87 customers located in 48 countries.

Contacts:

Aircastle Advisor LLC	The IGB Group
Frank Constantinople, SVP Investor Relations Tel: +1-203-504-1063 fconstantinople@aircastle.com	Leon Berman Tel: +1-212-477-8438 lberman@igbir.com

Cautionary Statement Regarding Forward Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements.

All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (i) one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or that the required approval of the merger agreement by the shareholders of Aircastle may not be obtained; (ii) the business of Aircastle may suffer as a result of uncertainty surrounding the transaction and there may be challenges with employee retention as a result of the pending transaction; (iii) the transaction may involve unexpected costs, liabilities or delays; (iv) legal proceedings may be initiated related to the transaction; (v) changes in economic conditions, political conditions and changes in laws or regulations may occur; (vi) an event, change or other circumstance may occur that could give rise to the termination of the merger agreement (including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement); and (vii) other risk factors as detailed from time to time in Aircastle’s reports filed with the Securities and Exchange Commission (the “SEC”), including Aircastle’s 2018 Annual Report on Form 10-K and Aircastle’s Quarterly Report on Form 10-Q that was filed on August 6, 2019, which are available on the SEC’s Web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

In addition, new risks and uncertainties emerge from time to time, and it is not possible for Aircastle to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this document. Aircastle expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

Additional Information and Where to Find It

In connection with the proposed merger, Aircastle intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A, and Aircastle and certain other persons, including Marubeni, intend to file a Schedule 13E-3 transaction statement with the SEC. Following the filing of the definitive proxy statement with the SEC, Aircastle will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Aircastle, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Aircastle’s SEC filings in connection with the transaction, free of charge, by directing a request to Aircastle Limited, Attention: Investor Relations, 201 Tresser Boulevard, Suite 400, Stamford, CT 06901.

Participants in the Merger Solicitation

Aircastle and its directors, executive officers and employees and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Aircastle’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of shareholders filed with the SEC on April 4, 2019. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement relating to the transaction when it becomes available. This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

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